UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 17, 2007
ALION SCIENCE AND TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 West 35th Street Chicago, IL 60616 (312) 567-4000	1750 Tysons Boulevard Suite 1300 McLean, VA 22102 (703) 918-4480

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Pursuant to Regulation FD, Alion Science and Technology Corporation (Alion or the Company) wishes to disclose the following:
Adjusted EBITDA for the three month period ended March 31, 2007 was approximately $21.2 million, and Adjusted EBITDA for the three month period ended March 31, 2006 was approximately $12.3 million. Adjusted EBITDA is defined in the Indenture dated as of February 8, 2007 among the Company, certain of the Company’s subsidiaries and Wilmington Trust Company. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.
Non-GAAP Measures — EBITDA and Adjusted EBITDA
For the Three Months Ended March 31, 2007 and 2006

Calculation of EBITDA (1)	2007	2006
	(Dollars in thousands)
Net loss	$(15,694)	$(920)

Plus: Interest expense	14,691	2,472

Plus: Income tax expense	1	—

Plus: Depreciation and amortization expense	5,684	2,401

EBITDA	$4,682	$3,953

Calculation of Adjusted EBITDA (2)	2007	2006
	(Dollars in thousands)
EBITDA	$4,682	$3,953

Plus: Non-cash expenses with respect to the stock appreciation rights and phantom stock plans (Stock-based compensation less cash settlements)	2,855	2,266

Plus: Non-cash contributions to the ESOP (including Company 401-k match)	2,480	1,914

Plus: Loss on extinguishment of debt	6,170	—

Plus: Adjustments permitted by certain covenants in the Term B Senior Credit Facility.	5,029	4,183

Adjusted EBITDA	$21,216	$12,316

(1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet, that the Company believes are not representative of its core business. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

(2)	The Company believes that the presentation of Adjusted EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Adjusted EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Adjusted EBITDA may vary from others in its industry. The term Adjusted EBITDA is not defined under U.S. GAAP and Adjusted EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net loss, has been provided above.

Adjusted EBITDA for the six month period ended March 31, 2007 was approximately $35.6 million, and Adjusted EBITDA for the six month period ended March 31, 2006 was approximately $21.4 million. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.
Non-GAAP Measures — EBITDA and Adjusted EBITDA
For the Six Months Ended March 31, 2007 and 2006

Calculation of EBITDA (1)	2007	2006
	(Dollars in thousands)
Net loss	$(29,806)	$(8,700)

Plus: Interest expense	29,049	7,917

Plus: Income tax expense (benefit)	(12)	19

Plus: Depreciation and amortization expense	11,339	7,191

EBITDA	$10,570	$6,427

Calculation of Adjusted EBITDA (2)	2007	2006
	(Dollars in thousands)
EBITDA	$10,570	$6,427

Plus: Non-cash expenses with respect to the stock appreciation rights and phantom stock plans (Stock-based compensation less cash settlements)	6,447	5,022

Plus: Non-cash contributions to the ESOP (including Company 401-k match)	4,948	3,555

Plus: Loss on extinguishment of debt	6,170	—

Plus: Adjustments permitted by certain covenants in the Term B Senior Credit Facility.	7,476	6,406

Adjusted EBITDA	$35,611	$21,410

(1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet, that the Company believes are not representative of its core business. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

(2)	The Company believes that the presentation of Adjusted EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Adjusted EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Adjusted EBITDA may vary from others in its industry. The term Adjusted EBITDA is not defined under U.S. GAAP and Adjusted EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net loss, has been provided above.

For purposes of the following disclosure, “pro forma” as applied to the Company’s results of operations for a particular period means the results after giving effect to all Alion acquisitions (including the Anteon Corporation asset acquisition) that occurred on or after the first day of the relevant period and the issuance by the Company of its currently outstanding 10¼% senior unsecured notes, as though the acquisitions and the notes issuance occurred on the first day of the relevant period.
The Company’s pro forma revenue for the twelve months ended March 31, 2007 was $742.8 million.
Gross profits on the Company’s contracts for the six months ended March 31, 2007 are approximately 23.7% of aggregate contract costs.
The Company collected approximately $85.0 million in cash from accounts receivable during March 2007.
The average number of days the Company’s sales were outstanding as of March 31, 2007 was approximately 90.
The Company’s aggregate capital expenditures for the three month period ended March 31, 2007 was approximately $2.3 million.
On March 31, 2007, the Company’s total contract backlog was approximately $4.6 billion, of which approximately $400 million was funded.
The Company’s win rate with respect to contract proposals for the current fiscal year is approximately 65%, based on the dollar value of the relevant contracts.
The Company currently has over $1.0 billion of submitted bids on which the Company is waiting for results.
The Company currently has approximately $170 million of proposals in process.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 17, 2007

ALION SCIENCE AND TECHNOLOGY CORPORATION
By:	/s/ John M. Hughes
Name:	John M. Hughes
Title:	Chief Financial Officer

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